                               SECOND AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT
                       -----------------------------------

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Second Amendment"), executed to be effective as of the 30th day of July, 1994, by and between AIRCOA HOTEL PARTNERS, L.P., a Delaware limited partnership having its principal office at 5775 DTC Boulevard, Suite 300, Denver, Colorado 80111 (hereinafter referred to as "Borrower"), and NATIONAL CITY BANK, INDIANA, a national banking association having its principal banking offices at 101 West Washington Street, Indianapolis, Indiana 46255 (hereinafter referred to as "National City"), WITNESSES THAT:

     WHEREAS, Borrower and National City entered into a certain Loan Agreement dated September 19, 1988 pursuant to which National City made two (2) loans to Borrower, each in the original principal amount of Four Million and no/100 Dollars ($4,000,000.00);

     WHEREAS, such Loan Agreement was amended by a certain Amendment of Loan Agreement, executed by Borrower and National City to be effective March 15, 1990 (the "First Amendment"), and was further amended by a certain Second Amendment of Loan Agreement, executed by Borrower and National City to be effective April 8, 1991 (the "Second Amendment") (such Loan Agreement, as twice amended, hereinafter referred to as the "Original Loan Agreement");

     WHEREAS, the Capital Fund Loan (as such term was defined in the Original Loan Agreement) was satisfied; however, the Junior Loan (as such term is defined in the Original Loan Agreement),



                                                                  EXHIBIT 10.31b
which was evidenced by a certain promissory note in the original principal amount of Four Million and no/100 Dollars ($4,000,000.00) executed by Borrower to National City to be effective September 15, 1988 (the "Junior Note"), remained unpaid;

     WHEREAS, the Original Loan Agreement was amended by a certain Amended and Restated Loan Agreement, executed by Borrower and National City to be effective December 31, 1992 (the "Amended and Restated Loan Agreement"), which Amended and Restated Loan Agreement modified and extended the Junior Loan (the "Extended Junior Loan");

     WHEREAS, the Junior Note was replaced by a certain Renewal Promissory Note in the principal amount of Two Million Nine Hundred Ninety Thousand and no/100 Dollars ($2,990,000.00) executed by Borrower to National City to be effective December 31, 1992 (the "Extended Junior Note"), which Extended Junior Note is due and payable on or before July 30, 1994;

     WHEREAS, Borrower applied to National City for a waiver of what would have been an Event of Default under the Amended and Restated Loan Agreement arising from a proposed increase in rate and acceleration of amortization of the indebtedness of Borrower under the Bankers Trust Loan Agreement and the related promissory note(s) and for an amendment of the minimum net worth covenant and the definitions of "Available Cash Flow" and "Adjusted

Cumulative Cash Flow" set forth in the Amended and Restated Loan Agreement;

     WHEREAS, National City granted such requested waiver and made such requested amendment pursuant to the terms of a certain Waiver and First Amendment to Amended and Restated Loan Agreement, executed by Borrower and National City to be effective November 9, 1993 (the "First Amendment"); and

     WHEREAS, the Extended Junior Note matures on July 30, 1994, Borrower has requested that the due date of the Extended Junior Note be extended, and National City has agreed to such extension upon the condition that (a) Borrower executes a certain Second Renewal Promissory Note in the principal amount of Two Million Sixty-Five Thousand and no/100 Dollars ($2,065,000.00), which is due and payable on or before October 31, 1995 (the "Second Extended Junior Note");
(b) Borrower executes this Second Amendment; (c) Borrower makes a principal reduction in the amount of Five Hundred Thousand and no/100 Dollars ($500,000.00) on the principal amount outstanding under the Extended Junior Note on or before the date of execution hereof; (d) Borrower obtains all necessary consents, confirmations and approvals as shall be deemed satisfactory to National City, including the consent of Bankers Trust Company, to the transactions contemplated herein; and (e) Borrower shall undertake to register certain restricted Class A Depository Units issued by it to Regal Hotel Management,

Inc., which Units are pledged to National City, in accordance with the time frame set forth in this Second Amendment;

     NOW, THEREFORE, in consideration of these premises and the agreements and undertakings set forth herein, Borrower and National City agree as follows:

     1. AMENDMENT OF SECTION 1. Section 1. of the Amended and Restated Loan Agreement shall be amended in its entirety to read as follows:

          1. EXTENDED JUNIOR LOAN AND SECURITY. National City shall, subject to the terms and conditions of this Second Amendment, extend and amend the Extended Junior Loan in the principal amount of Two Million Sixty-Five Thousand and no/100 Dollars ($2,065,000.00) (hereinafter referred to as the "Second Extended Junior Loan"). The Second Extended Junior Loan shall bear interest as specified in, shall be evidenced by and shall be payable at the times and in the amounts specified in the promissory note of Borrower to be executed to National City effective as of July 30, 1994 in the principal amount of Two Million Sixty-Five Thousand and no/100 Dollars ($2,065,000.00) (hereinafter referred to as the "Second Extended Junior Note"). The Second Extended Junior Loan shall be entitled to the benefit and security of the following:

          (a) The pledge to National City (i) by REGAL HOTEL MANAGEMENT, INC., a Delaware corporation (hereinafter referred to as "Management"), of three hundred seventy-two thousand (372,000) issued and outstanding Class A Depository Units of limited partner interest in Borrower, and (ii) by RICHFIELD HOLDINGS, INC., formerly known as REGAL-AIRCOA COMPANIES, INC., a Delaware corporation (hereinafter referred to as "Companies"), of one hundred seventy-seven thousand one hundred twenty-six (177,126) issued and outstanding Class A Depository Units of limited partner interest in Borrower, all pursuant to a pledge agreement executed by each of Management and Companies to National City as of December 31, 1992, to be confirmed and amended by the Third Consent (hereinafter defined) (hereinafter referred to collectively as the "Additional Units Pledge Agreements");

          (b) The pledge to National City of two hundred thousand two hundred ninety-eight (200,298) issued and outstanding Class A Depository Units of limited partner interest in Borrower, pursuant to seven
               (7) separate pledge agreements executed to National City, each dated to be effective September 15, 1988, with the pledge agreement executed by Companies, to National City having been amended by a certain Amendment and Waiver Concerning Units Pledge Agreement dated to be effective March 15, 1990, and with six (6) of the pledge agreements having been replaced in connection with the transfer of the units covered thereby (including the transfer by Joseph A. Frates to Companies), all to be confirmed and amended by the Third Consent (such agreements, as confirmed and amended hereinafter referred to collectively as the "Units Pledge Agreements");

          (c) The guaranty by WILLIS M. McFARLANE and ROBERT E. MERRICK (hereinafter sometimes referred to collectively as the

               "Guarantors") of any and all indebtedness and obligations of Borrower to National City hereunder or in connection herewith, pursuant to guaranties executed to National City by such guarantors dated to be effective September 15, 1988, to be confirmed and amended by the Guarantor's Third Approval (hereinafter defined) (hereinafter referred to collectively as "the Guaranties");

          (d) The pledge of all rights of AIRCOA HOSPITALITY SERVICES, INC., a Delaware corporation (hereinafter referred to as "Hospitality"), to any and all present and future management fees and related compensation payable Hospitality by Borrower or any Operating Partnership (hereinafter defined), pursuant to a security agreement executed by Hospitality to National City dated effective September 15, 1988 (hereinafter referred to as the "Fee Security Agreement"), which Fee Security Agreement was assigned to and assumed by RICHFIELD HOTEL MANAGEMENT, INC. (hereinafter referred to as "Richfield") pursuant to the terms of a certain Assignment and Assumption of Security Agreement dated effective March 2, 1994, to be confirmed and amended by the Third Consent.

          (e) The agreement by Companies and AIRCOA Credit Company, a Delaware corporation (hereinafter referred to as "AIRCOA Credit"), to purchase the Second Extended Junior Loan upon the occurrence of certain circumstances, pursuant to a certain loan purchase agreement executed to National City by Companies and AIRCOA Credit, dated to be effective September 15, 1988, as amended by a certain Amendment to Loan Purchase Agreement executed to National City by Companies and AIRCOA Credit, dated effective March 15, 1990, a certain Second Amendment to Loan Purchase Agreement executed to National City by Companies and AIRCOA

               Credit, dated effective April 8, 1991, a certain Third Amendment to Loan Purchase Agreement executed to National City by Companies and AIRCOA Credit dated effective December 31, 1992, and a certain Fourth Amendment to Loan Purchase Agreement dated effective July 30, 1994 (hereinafter referred to as the "Loan Purchase Agreement").

     2. CONSENT AND CONFIRMATION. Companies, AIRCOA Credit, Hospitality, Richfield and each Operating Partnership shall execute a certain Third Consent, Confirmation and Approval contemporaneously with the execution of this Second Amendment in the form attached hereto as Exhibit A (herein referred to as the "Third Consent"), which Third Consent shall set forth each such party's consent to and approval of this Second Amendment and shall confirm that the Units Pledge Agreements and Fee Security Agreement continue to secure, extend to, include and be effective with respect to the Second Extended Junior Note. In addition, Guarantors shall execute a certain Guarantors Third Consent, Confirmation and Approval contemporaneously with the execution of this Second Amendment in the form attached hereto as Exhibit B (herein referred to as the "Guarantors Third Approval"), which Guarantors Third Approval shall set forth each Guarantor's consent to and approval of this Second Amendment and shall confirm that the Guaranties continue to secure, extend to, include and be effective with respect to the Second Extended Junior Loan and Second Extended Junior Note.

     3. PRINCIPAL REDUCTION. On or prior to the date of execution hereof, Borrower shall make a Five Hundred Thousand and no/100 Dollars ($500,000.00) principal reduction to National City in the amount of principal balance outstanding on the Extended Junior Note and, after giving effect to this principal payment, the outstanding principal balance of the Second Extended Junior Note will be Two Million Sixty-Five Thousand and no/100 Dollars ($2,065,000.00). Borrower shall obtain the consent of Bankers Trust Company to this principal reduction, which consent shall in form and substance be acceptable to National City. Borrower shall also provide National City with a Certificate of Solvency, in form and substance acceptable to National City, dated effective as of even date herewith. Such principal reduction shall be accepted by National City in reliance on the consent of Bankers Trust Company and on the Certificate of Solvency provided by Borrower to National City.

     4. REFERENCES. All references in the loan documents to the Junior Loan or the Extended Junior Loan shall be amended to refer to the Second Extended Junior Loan. All references in the loan documents to the Junior Note or the Extended Junior Note shall be amended to refer to the Second Extended Junior Note.

     5. COMMITMENT FEE AND EXPENSES. Borrower agrees to pay National City prior to or concurrent with the execution hereof a non-refundable commitment fee of Seven Thousand Five Hundred and no/100 Dollars ($7,500.00) in connection with the processing of this extension. Borrower agrees to pay all reasonable out of pocket expenses incurred by National City with respect to this extension, including, but not limited to, filing, audit and legal fees.

     6. CERTIFICATION. Borrower hereby certifies to National City that the representations and warranties set forth in the Amended and Restated Loan Agreement are true as of the effective date hereof, that there is full compliance with all of the covenants set forth in the Amended and Restated Loan Agreement and that as of the effective date hereof there exists no default or any condition that, with the giving of notice or lapse of time or both, would constitute a default under the Amended and Restated Loan Agreement.

     7. WAIVER OF JURY TRIAL. Borrower and National City hereby waive trial by jury in any action, proceeding, claim or counterclaim, whether in contract or tort, at law or in equity, arising out of or in any way related to the Amended and Restated Loan Agreement, as amended by the First Amendment, this Second Amendment and any subsequent amendments. This provision may not be waived, conditioned or modified, except in writing signed by the duly authorized officers of Borrower and National City.

     8. ANTI-TYING. National City and Borrower severally, each for itself, acknowledges and agrees that, except as expressly provided in the Amended and Restated Loan Agreement, as amended, with respect to Borrower's obligation to maintain depository account(s) (if any) with National City, the extension of credit provided for herein is neither conditioned upon nor has the interest rate and fees therefore been set based upon Borrower's agreement to purchase any other product or service from National City. Further, National City and Borrower severally, each for itself, acknowledges and agrees that National City has not offered this extension of credit or offered to reduce the interest rate or fees therefore except as provided herein.

     9. SECURITIES REGISTRATION. In consideration of the extension provided for herein, on or before February 25, 1995, Borrower shall take such action as is necessary to register, under the Securities Act of 1933, the restricted 160,000 Class A Depository Units, represented by Certificate No. R 20449, issued by Borrower to Regal Hotel Management, Inc., which Units are pledged to National City. Borrower shall use all reasonable efforts to ensure that such registration shall be effective within ninety (90) days of February 25, 1995. Borrower shall pay all costs and expenses of such registration.

     10. FORCE AND EFFECT. Except as amended by the preceding paragraphs, the Amended and Restated Loan Agreement, as amended by the First Amendment, and all other documents executed in connection therewith shall remain in full force and effect in accordance with their respective terms. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Loan Agreement.

This Second Amendment shall be binding upon Borrower and its successors, assigns and legal representatives and shall inure to the benefit of National City and its successors, assigns and legal representatives.

     11. Borrower represents to National City that Borrower has no defenses, setoffs, claims or counterclaims of any kind or nature whatsoever against National City in connection with this Second Amendment, any related agreements or documents prior thereto or any action taken or not taken by National City with respect to any of the above agreements or with respect to any collateral securing such agreements. Without limiting the generality of the foregoing, Borrower hereby releases, acquits and forever discharges National City, its affiliates and each of their officers, directors, agents, employees, attorneys, insurers, successors and assigns and anyone claiming through or under them (collectively the "Released Parties"), from and against any liabilities, rights, claims, losses, expenses or causes of action, known or unknown, arising out of any action or inaction by any of the Released Parties to the date of this Second Amendment with respect to any of the above agreements or documents executed by Borrower. Borrower also waives, releases and forever discharges the Released Parties and each of them from and against any and all known or unknown rights to setoff, defenses, claims, counterclaims, causes of action and any other bar to the enforcement of the Second Amendment executed by

Borrower, existing as of this date. Borrower expressly disclaims any reliance on any oral representation made by the Released Parties or any of them with respect to the subject matter of this Second Amendment. Borrower hereby agrees to indemnify and hold harmless the Released Parties from and against any and all claims, losses, damages, causes of action, liabilities, attorneys' fees or expenses arising out of any action or inaction by any of the Released Parties to the date of this Second Amendment with respect to the Second Amendment or arising out of or in connection with this Second Amendment. Borrower acknowledges and agrees that National City is specifically relying on the representations, warranties, releases and agreements contained in this Second Amendment, and that this Second Amendment is being executed by Borrower in good faith and delivered to National City as an inducement to National City to consummate the transactions contemplated by this Second Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Loan Agreement to be executed and effective as of the day and year first above written.


AIRCOA HOTEL PARTNERS, L.P.             NATIONAL CITY BANK, INDIANA

BY:  AIRCOA HOSPITALITY
     SERVICES, INC.,                    By:  /s/ Jeffrey C. Geeding
     GENERAL PARTNER                         -------------------------
                                             Jeffrey C. Geeding
                                             Vice President

By:  /s/ Douglas M. Pasquale                 "National City"
     --------------------------
Printed: Douglas M. Pasquale
        -----------------------
Title: Executive Vice President
       ------------------------


By:  /s/ Carol K. Werner
     --------------------------
Printed:  Carol K. Werner
          ---------------------
Title:    Executive Vice President
          ------------------------

               "Borrower"

STATE OF Colorado                      )
        -----------------              )  SS:
COUNTY OF Arapahoe                     )
         ----------------

     BEFORE ME, a Notary Public in and for such County and State, personally appeared Douglas Pasquale and Carol Werner, the EVP and EVP, respectively, of AIRCOA Hospitality Services, Inc., general partner of AIRCOA Hotel Partners, L.P., who, after being duly sworn, acknowledged the execution of the foregoing Second Amendment to Amended and Restated Loan Agreement for and on behalf of such corporation as general partner of such limited partnership.

     WITNESS my hand and Notarial Seal this 2nd day of August, 1994.


                                       /s/ Nancy T. Walton
                                       --------------------------
                                       Nancy T. Walton, Notary Public

                                               [NOTARY SEAL]

My Commission Expires:                 My County of Residence:

October 6, 1996                        Arapahoe
- -------------------------              -------------------------------

STATE OF INDIANA         )
                         )  SS:
COUNTY OF MARION         )

     BEFORE ME, a Notary Public in and for such County and State, personally appeared Jeffrey C. Geeding, Vice President of National City Bank, Indiana, who, after being duly sworn, acknowledged the execution of the foregoing Second Amendment to Amended and Restated Loan Agreement for and on behalf of such Bank.

     WITNESS my hand and Notarial Seal this 4th day of August, 1994.


                                             /s/ Mary Anne Walcott
                                             -------------------------
                                             Mary Anne Walcott, Notary Public


My Commission Expires:                       My County of Residence:

October 4, 1997                              Marion
- -------------------------                    -------------------------